UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     June 14, 2006


                     Birner Dental Management Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

               0-23367                                 84-1307044
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         (Commission File Number)          (IRS Employer Identification No.)

             3801 East Florida Avenue, Suite 508, Denver, CO  80210
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               (Address of Principal Executive Offices)     (Zip Code)

                                 (303) 691-0680
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 DFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act   (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Declaration of Quarterly Dividend.

On June 14, 2006, Birner Dental Management Services, Inc. announced, in the attached press release, the declaration of a quarterly dividend of $.13 per common share, payable July 14, 2006 to shareholders of record June 30, 2006. The press release is filed as Exhibit 99.9



(c)     Exhibits

Exhibit No.     Description
-----------     -----------

99.9 Announcement of a quarterly dividend payable July 14, 2006 to shareholders of record June 30, 2006.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
                    ---------------------------------------
                    a Colorado corporation


Date:  June 14, 2006          By: /s/ Dennis N. Genty
                                  -------------------
                            Name: Dennis N. Genty
                           Title: Chief Financial Officer, Secretary,
                                  Treasurer and   Director
                                  (Principal Financial and Accounting Officer)